UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

MORGAN STANLEY CHINA A SHARE FUND, INC.

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.

MORGAN STANLEY EMERGING MARKETS FUND, INC.

MORGAN STANLEY INCOME SECURITIES INC.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

THE LATIN AMERICAN DISCOVERY FUND, INC.

THE THAI FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY ASIA-PACIFIC FUND, INC.
MORGAN STANLEY CHINA A SHARE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS FUND, INC.
MORGAN STANLEY INCOME SECURITIES INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.
THE LATIN AMERICAN DISCOVERY FUND, INC.
THE THAI FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given of the Annual Meetings of Stockholders (the "Meetings") of each of the funds listed above (each a "Fund" and collectively, the "Funds"), to be held on June 21, 2017, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, New York, NY 10036 at the following times, and any adjournments or postponements thereof:

Conference Room 3G
Morgan Stanley Asia-Pacific Fund, Inc. ("APF")	8:30 a.m.
The Thai Fund, Inc. ("TTF")	8:50 a.m.
Morgan Stanley China A Share Fund, Inc. ("CAF")	9:10 a.m.
Morgan Stanley Emerging Markets Fund, Inc. ("MSF")	9:50 a.m.
Conference Room 3E
Morgan Stanley India Investment Fund, Inc. ("IIF")	8:30 a.m.
The Latin American Discovery Fund, Inc. ("LDF")	8:50 a.m.
Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")	9:30 a.m.
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. ("EDD")	9:30 a.m.
Morgan Stanley Income Securities Inc. ("ICB")	9:50 a.m.

The Meetings are held for the following purposes:

1.  To elect Directors of the Funds, each to serve until the year 2018, 2019 or 2020 annual meeting of stockholders, as applicable, and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

2.  To consider and act upon any other business as may properly come before the Meetings or any adjournment or postponement thereof.

Only stockholders of record of a particular Fund at the close of business on April 7, 2017, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: May 12, 2017

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017:

The Joint Proxy Statement for the Annual Meetings of Stockholders, along with the proxy cards and each Fund's annual and/or semi-annual report (as applicable), is available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY ASIA-PACIFIC FUND, INC. ("APF")
MORGAN STANLEY CHINA A SHARE FUND, INC. ("CAF")
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ("MSD")
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. ("EDD")
MORGAN STANLEY EMERGING MARKETS FUND, INC. ("MSF")
MORGAN STANLEY INCOME SECURITIES INC. ("ICB")
MORGAN STANLEY INDIA INVESTMENT FUND, INC. ("IIF")
THE LATIN AMERICAN DISCOVERY FUND, INC. ("LDF")
THE THAI FUND, INC. ("TTF")

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board for use at the Annual Meeting of Stockholders of each Fund (each a "Meeting" and collectively, the "Meetings") to be held on June 21, 2017, at 522 Fifth Avenue, 3rd Floor, New York, NY 10036. It is expected that the Notice of Annual Meetings of Stockholders, Joint Proxy Statement and Proxy Card will first be mailed to stockholders of the Funds ("Stockholders") on or about May 12, 2017. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the enclosed form of proxy for a Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meetings, the proxies named therein will vote the shares of common stock with respect to the Funds (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxies submitted by Stockholders will be voted FOR each of the nominees for election as a Director of that Fund as set forth in the accompanying Notice of Annual Meetings of Stockholders and this Joint Proxy Statement. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy. In order to revoke a proxy in person at the Meetings, Stockholders must either submit a subsequent proxy or vote in person and request that their proxy be revoked. Stockholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meetings must obtain a legal proxy from their broker and present it at the Meetings to the inspector of elections.

The Board has fixed the close of business on April 7, 2017 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments or postponements thereof. On that date, the following number of Shares of each Fund were outstanding and entitled to vote:

APF	13,593,629	Shares
CAF	21,881,465	Shares
MSD	20,875,255	Shares
EDD	67,125,800	Shares
MSF	14,196,580	Shares
ICB	8,963,335	Shares
IIF	14,360,598	Shares
LDF	6,757,672	Shares
TTF	11,664,084	Shares

The cost of soliciting proxies for the Meetings, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Funds or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the investment adviser for each Fund and the administrator for each Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Funds may employ Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for each Fund are currently provided by Computershare Trust Company, N.A.

Stockholders will be able to authorize proxies to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Stockholder's identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, CFS may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that CFS is retained as proxy solicitor, CFS will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders' telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $2,500, which would be borne evenly by the Funds. Any additional expenses incurred by CFS with respect to the Funds collectively will be split pro rata among the Funds according to net assets. Any additional expenses incurred by CFS with respect to a specific Fund will be paid by such Fund.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2016 (September 30, 2016 for ICB and October 31, 2016 for EDD) to any Stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, by calling toll-free (800) 231-2608 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as each Fund's administrator and Adviser. The business address of MSIM is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Funds. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. To the extent information relating to common ownership is available to the Funds, a Stockholder that owns record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such Stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a Stockholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such Stockholder is a beneficial owner. If the proposed election of Directors is approved by Stockholders of one Fund and disapproved by Stockholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Thus, it is essential that Stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone or the Internet as indicated in each Fund's Proxy Card.

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Stockholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, or by calling toll-free (800) 231-2608. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 231-2608.

The Board of Directors of each Fund recommends that you vote "FOR" the election of each of the nominees as a Director of that Fund as set forth in Proposal No. 1 of the Notice of Annual Meetings of Stockholders and this Joint Proxy Statement. Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meetings, Stockholders will be asked to consider the election of the nominees named below as Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Stockholders, for the election of:

(i)  Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid as Class I Directors for a term expiring in 2020 and Patricia Maleski as a Class III Director for a term expiring in 2019, for all Funds except IIF, ICB and LDF;

(ii)  Jakki L. Haussler as a Class I Director for a term expiring in 2019, Nancy C. Everett as a Class II Director for a term expiring in 2020 and Patricia Maleski as a Class III Director for a term expiring in 2018, for IIF;

(iii)  Frank L. Bowman, Nancy C. Everett, Jakki L. Haussler and Patricia Maleski as Class I Directors for a term expiring in 2020, for ICB; and

(iv)  Kathleen A. Dennis, Joseph J. Kearns and Patricia Maleski as Class I Directors for a term expiring in 2020 and Michael E. Nugent and Fergus Reid as Class III Directors for a term expiring in 2019, for LDF.

Pursuant to each Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class generally having a term of three years. Each year the term of one class expires. The Directors of each Fund and their designated Class are shown below.

	Class I	Class II	Class III
All Funds(1) (except IIF, ICB and LDF)	Kathleen A. Dennis Joseph J. Kearns Michael E. Nugent Fergus Reid	Nancy C. Everett Michael F. Klein W. Allen Reed	Frank L. Bowman Jakki L. Haussler Manuel H. Johnson Patricia Maleski
IIF(2)	Fergus Reid	Ravindranath Santosh Kumar Hazareesing Mamode Izam Nathadkhan	M.J. Marcel Vivian Descroizilles Joseph J. Kearns
ICB(3)	Frank L. Bowman Nancy C. Everett Jakki L. Haussler Patricia Maleski	Kathleen A. Dennis Manuel H. Johnson Joseph J. Kearns Fergus Reid	Michael F. Klein Michael E. Nugent W. Allen Reed
LDF(4)	Kathleen A. Dennis Joseph J. Kearns Patricia Maleski	Nancy C. Everett Jakki L. Haussler W. Allen Reed	Michael E. Nugent Fergus Reid

(1)  Only the Directors currently in Class I and Class III (with respect to Maleski only) are being considered for election at this Meeting with respect to all Funds except IIF, ICB and LDF.

(2)  M.J. Marcel Vivian Descroizilles, Ravindranath Santosh Kumar Hazareesing and Mamode Izam Nathadkhan will retire from the Board of IIF, effective upon the election of the Directors listed herein, and transition to an advisory capacity until December 31, 2017.

(3)  Only the Directors currently in Class I are being considered for election at this Meeting with respect to ICB.

(4)  Only the Directors currently in Class I and Class III are being considered for election at this Meeting with respect to LDF.

Pursuant to each Fund's By-Laws, each Director holds office until the expiration of his or her term and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

Board Structure and Oversight Function

Each Board's leadership structure features an Independent Director serving as Chair (except IIF) and the Board Committees described below. The Chair participates in the preparation of the agenda for meetings of Board of Directors of each Fund and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board of Directors of each Fund. The Chair also presides at all meetings of the Board of Directors of each Fund and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings.

The Board of Directors of each Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Funds and Fund Stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors of each Fund (except IIF) has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Board of Directors of IIF has established two standing committees: (1) Audit Committee and (2) Governance Committee. Each committee is comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Funds. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Board Meetings and Committees" below.

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of each Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Funds. In addition, appropriate personnel, including but not limited to the Funds' Chief Compliance Officer, members of the Funds' administration and accounting teams, representatives from the Funds' independent registered public accounting firm, the Funds' Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Funds' activities and related risks to the Board of Directors of each Fund and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for the Funds to bear certain risks (such as investment risk) to achieve their investment objective.

As needed between meetings of the Board of Directors of each Fund, the Board or a specific committee receives and reviews reports relating to the Funds and engages in discussions with appropriate parties relating to the Funds' operations and related risks.

Board Meetings and Committees

The Board of Directors of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Each Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and reviewing the valuation process. Each Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit A.

The members of the Audit Committee of each Fund other than IIF are currently Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. The members of IIF's Audit Committee are currently M.J. Marcel Vivian Descroizilles, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns, Mamode Izam Nathadkhan and Fergus Reid. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Funds (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of all of the Funds is Joseph J. Kearns.

The Board of Directors of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of each Fund's Board of Directors and any Board committees and oversees periodic evaluations of each Fund's Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter, which is attached hereto as Exhibit B. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund. The members of the Governance Committee of each Fund other than IIF are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Director. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The members of IIF's Governance Committee are currently M.J. Marcel Vivian Descroizilles, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns, Mamode Izam Nathadkhan and Fergus Reid, each of whom is an Independent Director. The Chairperson of each Fund's Governance Committee is Fergus Reid.

None of the Funds has a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from Stockholders to the Board. Nominations from Stockholders should be in writing and sent to the Independent Directors as described below under "Stockholder Communications."

The Board of each Fund (other than IIF) formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee of each Fund currently consists of Frank L. Bowman, Nancy C. Everett, Manuel H. Johnson and Patricia Maleski, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee of each Fund is Frank L. Bowman.

Each Fund (other than IIF) has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. Each Independent Director is a member of the Investment Committee. The Chairperson of the Investment Committee of each Fund is Manuel H. Johnson.

The Investment Committee of each Fund (other than IIF) has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Funds' primary areas of investment, namely equities, fixed income and alternatives. Within the Fund complex, the Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson) and Fergus Reid.

(3)  Liquidity and Alternatives — Kathleen A. Dennis (Chairperson), Jakki L. Haussler, Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings.

The Board of each Fund (other than IIF) formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee of each Fund is Michael E. Nugent.

During each Fund's fiscal year ended December 31, 2016 (September 30, 2016 for ICB and October 31, 2016 for EDD), the Board of Directors held the following meetings:

	Number of Meetings
	All Funds (except IIF, ICB, and EDD)	IIF	ICB	EDD
Board of Directors	7	7	7	7
Committee/Sub-Committee:
Audit Committee	4	4	4	4
Governance Committee	4	4	4	4
Compliance and Insurance Committee	4	N/A	4	4
Investment Committee	5	N/A	5	5
Equity Sub-Committee	5	N/A	5	5
Fixed Income Sub-Committee	5	N/A	5	5
Liquidity and Alternatives Sub-Committee	5	N/A	5	5
Closed-End Fund Committee	4	N/A	4	4

During each Fund's fiscal year ended December 31, 2016 (September 30, 2016 for ICB and October 31, 2016 for EDD), each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual Stockholder meetings, Directors may, but are not required to, attend the meetings; and for each Fund's last annual Stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to each Fund's Board of Directors. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director below. Other Stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management's discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Each Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board of each Fund has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the

Directors is qualified to serve as a Director of each applicable Fund. In addition, the Board of each Fund believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing each Fund and protecting the interests of Stockholders. Information about a Fund's Governance Committee and Board of Director nomination process is provided above under the caption "Board Meetings and Committees."

The Directors of the Funds, their ages, addresses, positions held, length of time served and their principal business occupations during the past 5 years and other relevant professional experience are shown below.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Frank L. Bowman† (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director of each of the Funds (except IIF and LDF)	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Kathleen A. Dennis† (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director of each of the Funds (except IIF)	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
M.J. Marcel Vivian Descroizilles (67) c/o Cim Financial Services Les Cascades Bldg, Edith Cavell St, Port-Louis, Mauritius	Director of IIF only	Since April 2006	Business Consultant since 2006; formerly, Managing Director of Société du Port (May-November 2006); Consultant, Total Outre Mer SA Paris (January-May 2006); Managing Director and General Manager of Esso Mauritius Ltd., a wholly-owned affiliate of ExxonMobil Corp. (February 1996-December 2005).	1	Independent director of a number of companies in Mauritius, including publicly quoted Cim Financial Services Ltd. (since 2013).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Nancy C. Everett† (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director of each of the Funds (except IIF)	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Jakki L. Haussler† (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director of each of the Funds (except IIF)	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Ravindranath Santosh Kumar Hazareesing (67) c/o Cim Fund Services, Ltd Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director of IIF only	Since July 2003	Self-employed Management Consultant.	1	None.
Dr. Manuel H. Johnson† (68) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director of each of the Funds (except IIF and LDF)	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	90	Director of NVR, Inc. (home construction).
Joseph J. Kearns† (74) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director of each of the Funds	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	92	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director of each of the Funds (except IIF and LDF)	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds (approximately three registered funds) managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski***† (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director of each of the Funds (except IIF)	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

***  Ms. Maleski joined the Board of Directors of each Fund as an Independent Director effective January 1, 2017.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Mamode Izam Nathadkhan (60) c/o Cim Fund Services, Ltd Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director of IIF only	Since March 2011	Managing Partner, Nathadkhan Associates (Associated with Jeffreys Henry International) (since 2001); Agent of French Companies (since 2006); formerly, Chairman of Audit Committee and Director of Standard Bank (Mauritius) Ltd (2004-2013)	1	None.
Michael E. Nugent† (80) 522 Fifth Avenue New York, NY 10036	Director of each of the Funds (except IIF) and Chair of the Boards of each of the Funds (except IIF)	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	91	None.
W. Allen Reed† (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director of each of the Funds (except IIF)	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Fergus Reid† (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director of each of the Funds	Since June 1992	Chairman, Joe Pietryka, Inc. (injection-molding company); Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies (approximately 172 registered funds) JPMorgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Executive Officers:
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term and until his or her successor is chosen and qualifies.

Experience, Qualifications and Attributes. The Board of each Fund has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee), and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA, Director of the U.S. Naval Submarine League and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her former position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Funds' Boards. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "Commission").

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP ("PW") and was a member of PW's Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group, and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund Complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase's Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

The Directors' principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of Shares in each Fund and in certain registered investment companies, including the Funds, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies") owned by the Directors of the Funds and each nominee for election as a Director, as of December 31, 2016. This information has been furnished by each

Director and nominee. The dollar values in the following table are based upon the market price of the applicable Fund's Shares as of December 31, 2016.

Dollar Range of Beneficial Ownership of Shares in the Funds

Name of Directors	APF	CAF	MSD	EDD	MSF	ICB	IIF	LDF	TTF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Bowman	None	None	None	None	None	None	None	None	None	Over $100,000
Dennis	None	None	None	None	None	None	None	None	None	Over $100,000
Descroizilles	None	None	None	None	None	None	None	None	None	None
Everett	None	None	None	None	None	None	None	None	None	Over $100,000
Haussler	None	None	None	None	None	None	None	None	None	Over $100,000
Hazareesing	None	None	None	None	None	None	None	None	None	None
Johnson	None	None	None	None	None	None	None	None	None	Over $100,000
Kearns(1)	None	None	None	None	None	None	None	None	None	Over $100,000
Klein(1)	None	None	None	None	None	None	None	None	None	Over $100,000
Maleski(2)	None	None	None	None	None	None	None	None	None	None
Nathadkhan	None	None	None	None	None	None	None	None	None	None
Nugent	None	None	None	None	None	None	None	None	None	Over $100,000
Reed(1)	$10,001- $50,000	None	None	$10,001- $50,000	None	None	None	None	None	Over $100,000
Reid(1)	$10,001- $50,000	None	None	None	$10,001- $50,000	None	Over $100,000	None	None	Over $100,000

(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the various Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the plan.

(2)  Ms. Maleski joined the Board of Directors of each Fund as an Independent Director effective January 1, 2017.

Compensation of Directors and Officers

Effective January 1, 2017, for each Fund (other than IIF), each Director (except for the Chair of the Boards) receives an annual retainer fee of $260,000 ($250,000 prior to January 1, 2017) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $80,000, the Governance Committee Chairperson receives an additional annual retainer fee of $35,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Chairperson of the Compliance and Insurance Committee receives an additional annual retainer fee of $60,000. The Sub-Committee Chairpersons each receive an additional annual retainer fee of $40,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $520,000 ($500,000 prior to January 1, 2017) for his services as Chair of the Boards of the Morgan Stanley Funds (except IIF) and for administrative services provided to each Board.

Effective January 1, 2016, IIF pays each of its Directors an annual fee of $38,000 ($32,000 prior to January 1, 2016) and the Audit Committee Chairperson is paid an additional annual fee of $5,000. The non-Mauritian Independent Directors of IIF receive a fee of $15,000 for each meeting such Director attends in Mauritius.

Each Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation payable to each of the Fund's Directors as of each Fund's fiscal year-end, as well as the total compensation payable to each Director for the calendar year ended December 31, 2016 by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the "Fund Complex" and constituting 93 funds as of December 31, 2016) for their services as Directors of such investment companies.

	APF	CAF	MSD	EDD	MSF	ICB	IIF	LDF		TTF	Total Compensation from Funds and Fund Complex Paid to Directors(2)
Independent Directors(1)
Bowman	$425	$1,002	$447	$1,143	$420	$335	N/A		$128	$209	$300,000
Dennis	$404	$952	$424	$1,086	$399	$319	N/A		$121	$199	$285,000
Descroizilles	N/A	N/A	N/A	N/A	N/A	N/A	$36,500		N/A	N/A	$38,000
Everett	$354	$835	$372	$953	$350	$280	N/A		$106	$174	$250,000
Haussler	$354	$835	$372	$953	$350	$280	N/A		$106	$174	$250,000
Hazareesing	N/A	N/A	N/A	N/A	N/A	N/A	$36,500		N/A	N/A	$38,000
Johnson	$437	$1,032	$460	$1,177	$433	$345	N/A		$131	$215	$315,000
Kearns(2)	$458	$1,081	$482	$1,233	$453	$362	$41,500		$138	$226	$371,500
Klein(2)(3)	$404	$952	$424	$1,086	$399	$319	N/A	$	N/A	$199	$285,000
Nathadkhan	N/A	N/A	N/A	N/A	N/A	N/A	$36,500		N/A	N/A	$38,000
Nugent	$694	$1,638	$730	$1,868	$687	$548	N/A		$209	$342	$500,000
Reed(2)(3)	$403	$952	$424	$1,086	$399	$319	N/A		$121	$199	$285,000
Reid(2)	$396	$935	$417	$1,066	$392	$313	$36,500		$119	$195	$321,500

(1)  Includes all amounts paid for serving as Director of the Funds as well as serving as Chair of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2016 before deferral by the Directors under the DC Plan. As of December 31, 2016, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $599,876, $771,644, $1,979,045 and $872,599, respectively. Because the funds in the Fund Complex have different fiscal year-ends, the amounts shown in this column are presented on a calendar year basis.

(3)  Messrs. Klein and Reed deferred all compensation from the Funds (except LDF with respect to Mr. Klein and IIF) during the fiscal year ended December 31, 2016 (September 30, 2016 with regard to ICB and October 31, 2016 with regard to EDD).

Prior to December 31, 2003, 49 of certain Morgan Stanley Funds (the "Adopting Funds"), including ICB, had adopted a retirement program under which an Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible Trustee/Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

There were no pension or retirement benefits accrued as part of any Fund's expenses, except ICB. The following tables illustrate the retirement benefits accrued to the Fund's Independent Directors by ICB for the fiscal year ended September 30, 2016 and by the Adopting Funds for the calendar year ended December 31, 2016, and the estimated retirement benefits for the Independent Directors from ICB as of September 30, 2016 and from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
Name of Independent Directors:	ICB	By All Adopting Funds	ICB	By All Adopting Funds
Manuel H. Johnson	$998	$40,749	$1,451	$58,657
Michael E. Nugent(2)	$(62)	$(17,073)	$1,299	$52,462

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

(2)  Mr. Nugent's retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses had been overaccrued.

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A majority of the votes cast means that the number of votes cast "for" a nominee's election exceeds the number of votes "withheld" with respect to that nominee. With respect to each Fund, except for TTF, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. With respect to TTF, the presence in person or by proxy of Stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. See "Additional Information" below.

The Board of Directors of each Fund recommends that you vote "FOR" the election of each of the nominees as a Director of that Fund as set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding Shares at April 7, 2017. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
APF	City of London Investment Group PLC 77 Gracechurch Street, London England EC3V 0AS	2,207,653 Shares with sole voting power and sole dispositive power(1)	16.10%
	Amica Mutual Insurance Company 100 Amica Way Lincoln, RI 02865	1,607,413 Shares with sole voting power and sole dispositive power(2)	11.61%
	Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	1,297,778 Shares with shared voting power and 1,700,141 Shares with shared dispositive power(3)	12.26%
	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	1,270,514 Shares with sole voting power and sole dispositive power(1)	9.20%
	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 Shares with sole voting power and sole dispositive power(4)	8.30%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	758,106 Shares with sole voting power and sole dispositive power(5)	5.47%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
CAF	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	3,922.133 Shares with sole voting power and sole dispositive power(6)	17.93%
	Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	1,126,574 Shares with shared voting power and 1,415,702 Shares with shared dispositive power(7)	6.47%
MSD	Wells Fargo & Company 420 Montgomery Street San Francisco, California 94163	1,458,473 Shares with shared voting power and 1,909,885 Shares with shared dispositive power(3)	8.91%
	The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,431,972 Shares with shared dispositive power(8)	6.67%
MSF	City of London Investment Group PLC 77 Gracechurch Street, London England EC3V 0AS	3,252,909 Shares with shared voting power and shared dispositive power(1)	22.60%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	2,544,679 Shares with sole voting power and sole dispositive power(6)	17.57%
	Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	785,803 Shares with shared voting power and 884,870 Shares with shared dispositive power(3)	6.11%
	Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	769,664 Shares with sole voting power and sole dispositive power(2)	5.32%
ICB	Karpus Management, Inc. 183 Sully's Trail Pittsford, New York 14534	2,100,937 Shares with sole voting power and sole dispositive power(9)	23.44%
	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	783,223 Shares with sole voting power and sole dispositive power(1)	8.70%
IIF	City of London Investment Group PLC 77 Gracechurch Street, London England EC3V 0AS	4,419,414 Shares with shared voting power and shared dispositive power(10)	30.70%
LDF	City of London Investment Group PLC 77 Gracechurch Street, London England EC3V 0AS	2,275,828 Shares with shared voting power and shared dispositive power(10)	33.60%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	778,543 Shares with sole voting power and sole dispositive power(5)	11.43%
	Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	755,201 Shares with sole voting power and sole dispositive power(2)	11.09%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
TTF	City of London Investment Group PLC 77 Gracechurch Street, London England EC3V 0AS	3,890,085 Shares with shared voting power and shared dispositive power(10)	33.20%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	898,321 Shares with sole voting power and sole dispositive power(1)	7.40%
	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	767,157 Shares with sole voting power and sole dispositive power(1)	6.40%

(1)  Based on a Schedule 13G/A filed with the Commission on February 13, 2017.

(2)  Based on a Schedule 13G filed with the Commission on February 2, 2017.

(3)  Based on a Schedule 13G/A filed with the Commission on January 24, 2017.

(4)  Based on a Schedule 13G/A filed with the Commission on January 24, 2003.

(5)  Based on a Schedule 13G/A filed with the Commission on February 9, 2017.

(6)  Based on a Schedule 13G/A filed with the Commission on February 10, 2017.

(7)  Based on a Schedule 13G filed with the Commission on January 27, 2017.

(8)  Based on a Schedule 13G filed with the Commission on January 23, 2017.

(9)  Based on a Schedule 13G/A filed with the Commission on February 14, 2017.

(10)  Based on a Schedule 13D filed with the Commission on March 28, 2017.

As of April 10, 2017, the aggregate number of Shares of each Fund owned by the Funds' officers and Directors as a group was less than one percent of each Fund's outstanding Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires that each Fund's executive officers and Directors, and beneficial owners of more than 10% of its Shares, make certain filings on a timely basis under Section 16(a) of the 1934 Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, due to administrative errors, Patricia Maleski did not file a Form 3 on a timely basis with regard to APF, CAF, MSD, EDD, ICB, MSF, LDF and TTF.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

At meetings held on June 15-16, 2016, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending December 31, 2017 (October 31, 2017 for EDD and September 30, 2017 for ICB). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund's financial statements for its most recent fiscal year were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for each Fund's most recent fiscal year-end be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee W. Allen Reed, Member of the Audit Committee Michael F. Klein, Member of the Audit Committee Jakki L. Haussler, Member of the Audit Committee

Report of the Audit Committee of IIF only

At a meeting held on June 16, 2016, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund's financial statements for the fiscal year ended December 31, 2016 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2016 be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee
Mamode Izam Nathadkhan, Member of the Audit Committee
Ravindranath Santosh Kumar Hazareesing, Member of the Audit Committee
Fergus Reid, Member of the Audit Committee
M.J. Marcel Vivian Descroizilles, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for the fiscal years ended December 31, 2016 and 2015 (September 30, 2016 and 2015 for ICB and October 31, 2016 and 2015 for EDD) are set forth below.

	2016	2015
APF	$58,844	$58,844
CAF	$58,828	$58,828
MSD	$68,048	$68,048
EDD	$78,470	$78,470
MSF	$64,829	$64,829
ICB	$52,309	$52,309
IIF	$90,747	$90,747
LDF	$59,009	$59,009
TTF	$58,544	$58,544

Audit-Related Fees

There were no audit-related fees billed by Ernst & Young LLP related to the annual audit of a Fund's financial statements for the fiscal years ended December 31, 2016 and 2015 (September 30, 2016 and 2015 for ICB and October 31, 2016 and 2015 for EDD).

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2016 and 2015 (September 30, 2016 and 2015 for ICB, and October 31, 2016 and 2015 for EDD) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2016	2015
APF	$3,500	$3,500
CAF	$5,000	$5,000
MSD	$4,500	$4,500
EDD	$4,500	$4,500
MSF	$4,500	$4,500
ICB	$4,500	$4,500
IIF	$4,500	$4,500
LDF	$3,500	$3,500
TTF	$4,500	$4,500

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2016 and 2015 (September 30, 2016 and 2015 for ICB, and October 31, 2016 and 2015 for EDD).

Audit Committee Pre-Approval

Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and

Non-Audit Pre-Approval Policy and Procedures (the "Policy") requires each Fund's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Funds fees for the fiscal year ended December 31, 2016 (September 30, 2016 for ICB, and October 31, 2016 for EDD) were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser were:

	2016	2015
Fiscal year end 12/31(1):	$9,044,479	$8,449,026
Fiscal year end 10/31(2):	$9,289,024	$8,180,463
Fiscal year end 9/30(3):	$9,289,024	$8,180,463

(1)  APF, CAF, MSD, MSF, IIF, TTF, LDF

(2)  EDD

(3)  ICB

These fees related to services such as performance attestation. There were no audit-related fees during these periods for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations."

The Audit Committee of each Fund, as applicable, has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's Shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to a Fund are not received, Proxies would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Stockholders. Pursuant to each Fund's bylaws, the chairman of the Meeting or an officer of the Fund have the power to adjourn the Meeting from time to time. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

A Stockholder's Proposal, including with respect to Director nominees, intended to be presented at a Fund's Annual Meeting of Stockholders in 2018 must be received by such Fund on or before January 10, 2018 in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any Stockholder who desires to bring a Proposal, including with respect to Director nominees, at a Fund's Annual Meeting of Stockholders in 2018, without including such Proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 23, 2018 and not later than April 22, 2018, in the manner and form required by that Fund's By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any Stockholder of such Fund requesting such By-Laws.

Requests for a Fund's By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management, 522 Fifth Avenue, Legal Department-19th Floor, New York, NY 10036.

  MARY E. MULLIN
  Secretary

Dated: May 12, 2017

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card for the Fund and returning it in the enclosed envelope. No postage is required if mailed in the United States.

Exhibit A

JOINT AUDIT COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003

AND AS AMENDED ON
FEBRUARY 20, 2007, FEBRUARY 24, 2009, JUNE 17, 2010, JUNE 6, 2011,
JUNE 27 AND 28, 2012 (MAY 22, 2013 WITH RESPECT TO
INDIA INVESTMENT FUND), MAY 29, 2013 (WITH RESPECT TO ALL
MORGAN STANLEY FUNDS EXCEPT INDIA INVESTMENT
FUND), DECEMBER 10 AND 11, 2013, MAY 28 AND 29, 2014,
JUNE 9 AND 10, 2015 AND JUNE 15 AND JUNE 16, 2016

The Boards of Directors/Trustees (collectively, the "Board") of the registered investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (together, the "Adviser") (as listed in Exhibit A, as may be amended from time to time) have adopted and approved this charter for the audit committee of the Board (the "Audit Committee").(1)

1.  Structure And Membership of the Audit Committee

1.01.  Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303A.01 and 303A.02 (2) and (3); (b) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than three members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee. The Audit Committee will, periodically, meet separately with management, with internal auditors and with independent auditors to perform its oversight functions. The Audit Committee will also generally discuss policies in place with respect to risk assessment and risk management of the Funds.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board. As part of the annual Board self evaluation, the Audit Committee members will evaluate the performance of the Audit Committee.

(1)  Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms "Committee," "Directors/Trustees" and "Board" mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit A-1

1.02.  Financially Literate

Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Board in its business judgment.

1.03.  Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6) and in Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "SOX Act").

2.  Auditor Independence

An independent public accounting firm may serve as a Fund's auditor (the "Auditor") only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board's ("PCAOB") Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and the PCAOB's Ethics and Independence Rule 3526, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

3.  Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.  Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.  Duties and Powers of Audit Committee

5.01.  The Audit Committee shall have the duty and power to:

•  make recommendations to the Board regarding selection of the Auditor;

•  oversee and evaluate the work of the Auditor;

•  require the Auditor to report directly to the Audit Committee;

•  determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•  pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the SOX Act and rules promulgated by the Securities and Exchange Commission (the "SEC") under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix A); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate

Exhibit A-2

pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimus exception allowed by SEC rules, as construed by the Board's independent counsel;

•  consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, are compatible with maintaining the Auditor's independence;

•  review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•  require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, PCAOB or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

•  review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Auditing Standard No. 16 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•  consider and discuss the timing and process for all Lead Audit Partner rotation requirements with the Auditor;

•  review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

•  review and discuss the Fund's audited and semi-annual financial statements with Fund management;

•  review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

•  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

Exhibit A-3

•  review legal and regulatory matters presented by counsel and the Fund's Auditor that may have a material impact on the Fund's financial statements;

•  consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•  receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•  establish procedures for the confidential, anonymous submission by employees and officers of the Funds or their affiliates or others of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the SOX Act and Section 922 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•  oversee any (a) disagreements and/or (b) resolutions to disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

•  require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•  perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's Declaration of Trust, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

•  Report to the Board on the results of the activities of the Audit Committee and make certain recommendations, as necessary.

5.02.  In connection with Valuation(2), the Audit Committee shall have the duty and power to

•  develop a sufficient knowledge of the valuation process and of the Adviser's Valuation Procedures (the "Valuation Procedures") in order to carry out its responsibilities;

•  review information provided by the Adviser or other advisers regarding industry developments in connection with valuation and pricing. The Committee may make

(2)  With respect to the Morgan Stanley India Investment Fund, Inc., the full Board did not delegate the responsibility for oversight of valuation to the Audit Committee. Therefore, this section related to valuation is not considered part of the charter for purposes of the Morgan Stanley India Investment Fund, Inc.

Exhibit A-4

recommendations to the Board of the Funds with respect to the Valuation Procedures based upon such review;

•  review reports of actions of periodic Adviser Valuation Committee and all Adviser Ad Hoc Valuation Committee meetings;

•  review the reports described in the Valuation Procedures and other information from the Adviser Valuation Committee and Adviser Ad Hoc Valuation Committee regarding fair value determinations made pursuant to the Valuation Procedures. The Committee shall report to and make recommendations to the Board of the Funds in connection with such reports;

•  review and recommend to the Board any proposed amendments to the Valuation Procedures;

•  review, at least annually, the Valuation Procedures and methodologies utilized in the valuation of portfolio securities of the Funds;

•  review, as the Committee is informed by the Adviser, (a) any material changes in the pricing services and/or methodology utilized by a pricing service retained by the Funds and/or (b) any issue or significant problems that may have arisen with any such methodology and/or pricing services; and

•  cause the Chairman of the Audit Committee to receive reports from the Adviser between Audit Committee meetings respecting significant valuation issues believed by the Adviser to materially impact a Fund's net asset value.

5.03.  Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.04.  Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to (a) conduct "field work" or other types of auditing or accounting reviews or procedures, (b) perform an audit or (c) act in any way as a substitute for management or assume management's responsibilities. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund's financial statements and is ultimately accountable to the Audit Committee.

Exhibit A-5

6.  Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than four times per year, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.  Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit and valuation related matters, including but not limited to, specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. In addition, interim actions may also be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Audit Committee.

8.  Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.  Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

Exhibit A-6

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.  Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

(3)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.  All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.  Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund's Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Principal Financial and Accounting Officer or any member of management.

9.  Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB's Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Exhibit B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007, JUNE 17, 2010, JUNE 27 AND 28, 2012,
MAY 29, 2013, MAY 28, 2014, JUNE 9, 2015 AND JUNE 15, 2016

The Boards of Directors/Trustees (collectively, the "Board") of the registered investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (as listed in Exhibit A, as may be amended from time to time) have adopted and approved this Charter for the governance committee (the "Governance Committee") of the Board of the Funds.(1)

1.  COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. From time to time the Chairman of the Board may participate in and vote at Governance Committee meetings. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in Sections 303A.01 and 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the "Independent Trustees."

2.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

(1)  This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than four times per year. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

3.  AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

4.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

a.  Board Candidates and Nominees

In carrying out its mission to evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Trustees, the Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.  evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

b.  Selection, Nomination of Committee Members

In carrying out its mission to appoint members of each standing committee and sub-committee of the Board, the Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

c.  Corporate Governance

In carrying out its mission to develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures, the Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

(2)  trustee/director duties and responsibilities;

(3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)  trustee/director orientation and continuing education;

ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

d.  Periodic Evaluations

In carrying out its mission to oversee periodic evaluations of the Board and any Committees of the Board, the Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

5.  AUTHORITY TO ENGAGE INDEPENDENT COUNSEL AND ADVISERS

The Governance Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Governance Committee, for payment of compensation to the independent counsel and other advisers.

6.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. In addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

7.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

8.  REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY INDIA INVESTMENT FUND, INC.

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007, JUNE 17, 2010, JUNE 27 AND 28, 2012, MAY 22, 2013,
JUNE 10, 2015 AND JUNE 16, 2016

The Board of Directors (referred to herein as the "Directors" and collectively, the "Board") of Morgan Stanley India Investment Fund, Inc. (the "Fund") advised or managed by Morgan Stanley Investment Management Inc. has adopted and approved this Charter for the governance committee (the "Governance Committee") of the Board of the Fund.

1.  COMPOSITION

The Governance Committee shall be comprised of two or more Directors of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director. A person shall be considered to be independent if he or she: (1) is independent as defined in Sections 303A.01 and 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors are referred to herein as the "Independent Directors."

2.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than four times per year. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

3.  AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

4.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

a.  Board Candidates and Nominees

In carrying out its mission to evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Directors, the Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.  evaluate the suitability of potential director candidates proposed by Directors, shareholders or others;

ii.  recommend, for nomination by the Independent Directors, candidates for election as an Independent Director by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

b.  Selection, Nomination of Committee Members

In carrying out its mission to appoint members of each standing committee and sub-committee of the Board, the Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

c.  Corporate Governance

In carrying out its mission to develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures, the Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)  director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

(2)  director duties and responsibilities;

(3)  director access to management, and, as necessary and appropriate, independent advisers; and

(4)  director orientation and continuing education;

ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

d.  Periodic Evaluations

In carrying out its mission to oversee periodic evaluations of the Board and any Committees of the Board, the Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

5.  AUTHORITY TO ENGAGE INDEPENDENT COUNSEL AND ADVISERS

The Governance Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Fund's independent Directors, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Fund to provide appropriate funding, as determined by the Governance Committee, for payment of compensation to the independent counsel and other advisers.

6.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Governance Committee Charter or law to take such actions. In addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

7.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

8.  REVIEW OF GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Directors.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY ASIA-PACIFIC FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

APF_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY CHINA A SHARE FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley China A Share Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 9:10 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

CAF_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MSD_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

EDD_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EMERGING MARKETS FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 9:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MSF_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	THE THAI FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of The Thai Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 8:50 a.m., New York Time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

TTF_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 21, 2017.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-28578

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

1.	Election of Directors Nominees:		FOR	WITHHOLD	FOR ALL
	Class I	Class III	ALL	ALL	EXCEPT
	01. Kathleen A. Dennis	05. Patricia Maleski	☐	☐	☐
02. Joseph J. Kearns
03. Michael E. Nugent
04. Fergus Reid

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INCOME SECURITIES INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Income Securities Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 9:50 a.m., New York time, and at any adjournments or postponements thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ICB_28578_042817

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 21, 2017.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-28578

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

1.	Election of Directors Nominees:	FOR	WITHHOLD	FOR ALL
	Class III	ALL	ALL	EXCEPT
	01. Frank L. Bowman	☐	☐	☐
02. Nancy C. Everett
03. Jakki L. Haussler
04. Patricia Maleski

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	THE LATIN AMERICAN DISCOVERY FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of The Latin American Discovery Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 8:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

LDF_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 21, 2017.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-28578

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

1.	Election of Directors Nominees:		FOR	WITHHOLD	FOR ALL
	Class I	Class III	ALL	ALL	EXCEPT
	01. Kathleen A. Dennis	04. Michael E. Nugent	☐	☐	☐
	02. Joseph J. Kearns	05. Fergus Reid
03. Patricia Maleski

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INDIA INVESTMENT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley India Investment Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

IIF_28578_050117

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 21, 2017.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-28578

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

1.	Election of Directors Nominees:			FOR	WITHHOLD	FOR ALL
	Class I	Class II	Class III	ALL	ALL	EXCEPT
	01. Jakki L. Haussler	02. Nancy C. Everett	03. Patricia Maleski	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/17 TO BE HELD ON 6/21/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E29969-P92401

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees:	☐	☐	☐

Class I
	01) Jakki L. Haussler			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

Class II
02) Nancy C. Everett

Class III

03) Patricia Maleski

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/17 TO BE HELD ON 6/21/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E29970-P92401

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees:	☐	☐	☐

Class I
	01) Kathleen A. Dennis			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
02) Joseph J. Kearns
03) Michael E. Nugent
04) Fergus Reid

Class III

05) Patricia Maleski

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/17 TO BE HELD ON 6/21/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E29971-P92401

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees:	☐	☐	☐

Class I
	01) Frank L. Bowman			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
02) Nancy C. Everett
03) Jakki L. Haussler
04) Patricia Maleski

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/17 TO BE HELD ON 6/21/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E29971-P92401

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement

	The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	1.	Election of Directors Nominees:	☐	☐	☐

Class I
		01) Kathleen A. Dennis			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
02) Joseph J. Kearns
03) Patricia Maleski

Class III
04) Michael E. Nugent
05) Fergus Reid

	2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

s

	Signature [PLEASE SIGN WITHIN BOX]	Date